Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)


[Fixed Income Artwork]
FIxed Income

Semiannual Report
2002



DELAWARE
Delchester Fund


[graphic omitted]

POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience
 o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

 o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
 o We strive to deliver consistently good performance in all asset classes.

 o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
 o We are committed to providing the highest standards of client service.

 o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

 o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
 o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

 o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed approximately $86 billion in assets as of December 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Table
 of Contents

Letter to Shareholders                  1

Portfolio Management Review             3

New at Delaware                         5

Performance Summary                     6

Financial Statements:

  Statement of Net Assets               7

  Statement of Assets and Liabilities  11

  Statement of Operations              12

  Statements of Changes in Net Assets  13

  Financial Highlights                 14

  Notes to Financial Statements        18

Letter
  to Shareholders

Delaware Delchester Fund
February 12, 2002

Recap of Events
The six-month period ended January 31, 2002 was a complex period for investors in fixed-income securities. The events of September 11 and its aftermath created concerns about corporate bond credit quality, resulting in increased market volatility throughout the fixed-income marketplace.

Volatility was particularly acute throughout the fixed-income markets after October 31, when the U.S. Treasury announced that it would no longer issue 30-year bonds. Immediately after that announcement, yields on outstanding long-term debt dropped sharply as investors demanding long bonds were able to look only to the existing supply.

Uncertainty regarding the outlook for the economy was also a significant factor contributing to volatility in recent months. Late in the period, yields on high-quality fixed-income securities rebounded sharply, as signs emerged that the U.S. economy might be more resilient than some investors had feared. For the first time in a year, the Federal Reserve left short-term interest rates unchanged at its January 30 meeting. In doing so, the Fed noted that economic activity in the U.S. had begun to firm, even though weakness remains a threat in the near-term.

Despite a growing consensus that the recession may now be ending, other concerns have recently stifled confidence regarding an end to the broader, global economic slowdown. With news of accounting irregularities dominating business headlines, many investors showed concern that similar problems could affect other large issuers. The result was a weak stock market and corporate credit rating downgrades in late January 2002, which drove daily bond price volatility to new heights.

Delaware Delchester Fund returned +0.06% (Class A shares at net asset value with distributions reinvested) during the six months ended January 31, 2002. The Salomon Smith Barney High-Yield Cash Pay Index gained +1.05% over the same period. Returns also beat the Lipper High Current Yield Funds Average, which fell by -0.19% during the period.

Market Outlook
Five months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak. The economy currently appears set for recovery based on the Fed's aggressive monetary policy. Still, the timing and strength of a recovery remains open for debate, and many economists warn that an economic rebound could be weak, or even thwarted altogether.

Total Return

For the period ended January 31, 2002                                Six Months

Delaware Delchester Fund - Class A Shares                             +0.06%

Lipper High Current Yield Funds Average (409 funds)                   -0.19%

Salomon Smith Barney High-Yield Cash Pay Index                        +1.05%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper High Current Yield Funds Average represents the average return of high-yield bond mutual funds tracked by Lipper (Source: Lipper Inc.). The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index that generally tracks the performance of high-yield bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

A recovery of any strength is likely to aid performance in the high-yield bond market, where defaults have played a big role in recent years and credit concerns in general have created much volatility. Worldwide, companies sold $120.8 billion of new high-yield debt in 2001, a total that was down from the record setting pace of 2000 but still quite high by historical standards (Source: Bloomberg). Early in 2002, the issuance calendar remains robust, as many corporations may have been waiting for interest rates to reach a bottom before looking toward refinancing debt or new borrowing. As a result, we view the outlook for the high-yield market in the coming months positively.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach, and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.

Sincerely,

/s/ Charles E. Haldeman, Jr.
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio
  Management Review

Delaware Delchester Fund
February 12, 2002

Fund Managers
Peter C. Andersen
Vice President/Senior Portfolio Manager
Timothy L. Rabe
Vice President/ Portfolio Manager
Jude T. Driscoll
Executive Vice President
Head of Fixed Income

The Fund's Results Delaware Delchester Fund's semiannual period proved to be extraordinarily challenging both politically and economically. We believe that our highly disciplined, long-term approach can be credited with generating positive performance during this period of extreme uncertainty. Despite a volatile market, our holdings in defensive sectors -- including healthcare, chemicals, and utilities -- fared well. The lodging and transportation sectors, which were hit hardest by the fallout of September 11, were underweighted in the Fund relative to the benchmark index.

For the six months ended January 31, 2002, Delaware Delchester Fund posted a +0.06% total return (Class A shares at net asset value with distributions reinvested). Returns outpaced the Lipper High Current Yield Funds Average, which posted -0.19% performance for the same period, but trailed the +1.05% gain made by the Salomon Smith Barney High-Yield Cash Pay Index. As of January 31, 2002, the Fund's SEC yield was 9.34% (for Class A shares).

The primary objective of Delaware Delchester Fund is to generate high current income for shareholders. While corporate bond yields are at extremely attractive levels, we remain cautious given the current risks in the market. As a result, we continue to concentrate on higher-quality, lower-yielding issues in an effort to minimize risk.

In the autumn of 2001, lingering uncertainty after the events of September 11 further weakened a troubled economy. For several weeks, many nervous investors fled the equity and high-yield markets in exchange for higher-quality investments. Later in the period, the markets recovered strongly.

Our investment strategy relies on a highly focused approach and an extensive team of analysts to perform in-depth company research and credit analysis. The Fund's research team, which has grown over the past 18 months, is comprised of 20 analysts specializing by market sector. The increase allows us to perform more thorough analysis of individual securities and maintain closer day-to-day relationships with the companies in which we invest. We feel that a large team of credit analysts, coupled with fewer portfolio holdings, can give us an advantage relative to our peers.

Portfolio Highlights
When we reported to our shareholders last summer, we noted that we had dramatically reduced our telecommunications sector exposure to a weighting that closely mirrored the benchmark index. This was in response to poor performance in the sector during the first half of 2001, when defaults plagued the high-yield market and the Fund's exposure to the telecom sector negatively impacted our performance.

Downsizing our telecommunications position has benefited the Fund tremendously, as the sector faced continued scrutiny over corporate financing capabilities during the remainder of the year. Defaults in the telecommunications sector have continued, and while our exposure to the worst-performing telecommunications issues has been minimal, the sector as a whole detracted from the Fund's performance during the recent six-month period. While we have significantly decreased our holdings in this area, we continue to search for selective opportunities that offer attractive income potential. Our strategy is to seek to identify companies with proven cash flows, manageable leverage, solid operating histories, and strong management teams. This means focusing on well-capitalized, established companies rather than companies with little funding.

In light of market uncertainty, we maintained our defensive approach during the recent fiscal period, focusing on sectors such as cable, energy, and utilities. We believe that these sectors offer the most attractive returns and are least likely to be affected by market volatility when compared with more speculative areas such as telecommunications. Two of our cable holdings, Adelphia Communications and Charter Communication Holdings, showed strong earnings performance during the recent period.

Another area we were attracted to was gaming, a sector that offers free cash flow, little consolidation, and consistent operating results. Park Place Entertainment and Argosy Gaming were among the Fund's core holdings. Each of these holdings maintained strong credit ratings and also helped the Fund's total return performance during the recent period.

The Fund has also benefited from exposure to select high-yielding bonds in the healthcare industry. The bonds of Kinetic Concepts -- a company that designs therapeutic systems for the healthcare industry - fared well in the marketplace. While Kinetic Concepts' bonds are lower-rated issues than some of our other holdings, we believe the firm's growth prospects remain positive. In particular, we are attracted to Kinetic's solid operating history and strong performance.

We believe that extensive research remains the most effective way to manage risk in a high-yield fund. As a result, we use a bottom-up, security-by-security selection process rather than allocate assets by sector. This helps us benefit from exposure to a wide variety of holdings and ensures a well-diversified portfolio.

This approach extends to our sell discipline as well. When the team's analysts institute a buy recommendation, they also set sell guidelines. This involves identifying specific factors that could be detrimental to the holding and the Fund. Going forward, we will continue to apply this fundamental approach as we monitor the high-yield market, searching for securities that provide attractive yield with minimum risk.

Outlook
Given continued economic uncertainty, we expect performance for the high-yield markets to be mixed for 2002. We anticipate that defaults -- which are showing signs of deceleration -- will likely peak by the first or second quarter of this year. Despite uncertainties in the current environment, we believe that Delaware Delchester Fund continues to offer shareholders a strong combination of income and return relative to other fixed-income investments.

By employing intensive analysis, we will continue our efforts to uncover the best investment opportunities available while managing risk in the Fund. We believe that our research capabilities will help us avoid companies that are under capitalized, underfinanced, and will require access to capital markets. We will continue to focus on companies with solid operations, good management, and less reliance on the capital markets during the coming year -- a combination that we think will offer the most attractive investment performance going forward.

Top l0 Corporate Bond Sectors
As of January 31, 2002

                                                   Percentage
Sector                                            of Net Assets
---------------------------------------------------------------
 1. Cable, Media & Publishing                       13.24%
---------------------------------------------------------------
 2. Leisure, Lodging & Entertainment                 7.92%
---------------------------------------------------------------
 3. Telecommunications                               7.86%
---------------------------------------------------------------
 4. Food, Beverage & Tobacco                         6.99%
---------------------------------------------------------------
 5. Healthcare & Pharmaceuticals                     6.73%
---------------------------------------------------------------
 6. Utilities                                        5.10%
---------------------------------------------------------------
 7. Automobiles & Automotive Parts                   4.41%
---------------------------------------------------------------
 8. Consumer Products                                4.39%
---------------------------------------------------------------
 9. Retail                                           4.11%
---------------------------------------------------------------
10. Chemicals                                        3.67%
---------------------------------------------------------------

New
  at Delaware

Simplify your life. Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up or eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:

1. Go to www.delawareinvestments.com/edelivery

2. Follow the directions to register.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m.
Eastern Time, Monday through Friday.

[Delaware eDelivery logo]

Delaware
  Delchester Fund

Fund Basis
As of January 31, 2002
-----------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a current income as is consistent with providing reasonable safety.
-----------------------------------------------------------------------
Total Fund Net Assets:
$383.39 million
-----------------------------------------------------------------------
Number of Holdings:
168
-----------------------------------------------------------------------
Fund Start Date:
August 20, 1970
-----------------------------------------------------------------------
Your Fund Managers:

Peter C. Andersen is Vice President/Senior Portfolio Manager of Delaware's high-yield funds. Mr. Andersen received a master's degree in finance from Harvard University and a master's degree in physics from Yale University. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Mr. Andersen is a CFA charterholder.

Timothy L. Rabe, Vice President/Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA shareholder.

Jude T. Driscoll is Executive Vice President/Head of Fixed Income at Delaware Management Company. Mr. Driscoll received a bachelor's degree in economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A: DETWX
Class B: DHYBX
Class C: DELCX

Fund Performance
Average Annual Total Returns
Through January 31, 2002  Lifetime    10 Years    Five Years    One Year
-------------------------------------------------------------------------
Class A (Est. 8/20/70)
Excluding Sales Charge     +7.27%     +2.41%      -4.95%       -14.59%
Including Sales Charge     +7.11%     +1.91%      -5.88%       -18.59%
-------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge     -1.01%                 -5.60%       -14.97%
Including Sales Charge     -1.01%                 -5.84%       -18.04%
-------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge     -2.49%                 -5.60%       -14.97%
Including Sales Charge     -2.49%                 -5.60%       -15.74%
-------------------------------------------------------------------------

Delaware Delchester Fund invests primarily in high-yield bonds (commonly known as "junk bonds"), which involve greater risk than higher quality bonds.

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The average annual total returns for the lifetime (since 8/20/70), 10-year, five-year, and one-year periods ended January 31, 2002, for Delaware Delchester Fund's Institutional Class were +7.41%, +2.70%, -4.63%, and -14.05%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware Delchester Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

Nasdaq Institutional Class symbol: DETIX

Statement
  of Net Assets

Delaware Delchester Fund
January 31, 2002 (Unaudited)

                                                      Principal         Market
                                                       Amount           Value

Asset-Backed Securities - 0.41%
   Morgan Stanley Dean Witter Capital I
     12.75% 1/26/32                                 $ 1,549,723      $ 1,580,718
                                                                     -----------
 Total Asset-Backed Securities
  (cost $1,549,723)                                                    1,580,718
                                                                     -----------
 Collateralized Mortgage Obligations - 1.76%
   Citicorp Mortgage Securities
     6.614% 9/25/31                                     348,521          271,915
   CS First Boston Mortgage Securities
     6.75% 11/25/31                                     754,775          578,387
   Master Asset Securitization Trust
     6.75% 11/25/31                                     717,848          553,948
   Prudential Securities Secured Financing
     7.389% 5/15/13                                   1,513,000        1,086,523
   Salomon Brothers Mortgage Securities
     7.00% 5/18/32                                    1,800,000        1,356,300
   Washington Mutual Mortgage Series
     Companies 6.71% 8/1/31                           1,695,616        1,339,536
   Wells Fargo Mortgage Backed Securities
     6.75% 5/25/31                                    1,987,163        1,559,224
                                                                     -----------
 Total Collateralized Mortgage Obligations
  (cost $6,805,078)                                                    6,745,833
                                                                     -----------

 Corporate Bonds - 90.46%
 Aerospace & Defense - 1.37%
   Alliant Techsystems 144A
     8.50% 5/15/11                                    1,370,000        1,445,350
  +BE Aerospace 9.50% 11/1/08                         2,125,000        1,870,000
  +Sequa 9.00% 8/1/09                                 2,000,000        1,950,000
                                                                     -----------
                                                                       5,265,350
                                                                     -----------
 Automobiles & Automotive Parts - 4.41%
   Advance Stores 144A 10.25% 4/15/08                 2,450,000        2,563,313
   Advanced Accessory Systems/AAS
     Capital 9.75% 10/01/07                             685,000          571,975

  +American Axle & Manufacturing
     9.75% 3/1/09                                     2,795,000        2,948,725
   Collins & Aikman Products 144A
     10.75% 12/31/11                                  2,360,000        2,395,400
   CSK Auto 144A 12.00% 6/15/06                       2,330,000        2,440,675
  +Delco Remy 11.00% 5/1/09                           2,960,000        2,930,400
   Neff 10.25% 6/1/08                                 4,890,000        3,056,250
                                                                     -----------
                                                                      16,906,738
                                                                     -----------
 Banking, Finance & Insurance - 1.80%
  +Fairfax Financial 7.75% 12/15/03                   2,960,000        2,687,706
   Finova 7.50% 11/15/09                              5,002,000        1,900,760
   Sovereign Bancorp 10.50% 11/15/06                  2,125,000        2,305,625
                                                                     -----------
                                                                       6,894,091
                                                                     -----------
 Building & Materials - 1.82%
   Beazer Homes USA 8.875% 4/1/08                     2,390,000        2,473,650
   Lennear 9.95% 5/1/10                               1,320,000        1,448,700
   Ryland 8.00% 8/15/06                               3,025,000        3,070,375
                                                                     -----------
                                                                       6,992,725
                                                                     -----------

                                                      Principal         Market
                                                       Amount           Value
Corporate Bonds (continued)
Cable, Media & Publishing - 13.24%
  +Adelphia Communications
     10.25% 11/1/06                                 $ 7,150,000      $ 7,418,090
  +Advanstar Communications
     12.00% 2/15/11                                   3,140,000        2,464,900
   Charter Communications
     10.75% 10/1/09                                     475,000          499,344
     11.125% 1/15/11                                  9,300,000        9,834,750
 **Charter Communications 144A
     12.125% 1/15/12                                  6,210,000        3,648,375
    CSC Holdings 9.875% 2/15/13                         800,000          854,000
  +Echostar Broadband
     10.375% 10/1/07                                  4,350,000        4,654,500
 **Frontiervision 11.875% 9/15/07                     3,450,000        3,726,000
  +Granite Broadcasting
     10.375% 5/15/05                                  3,825,000        3,633,750
  +Insight Communications
     12.25% 2/15/11                                   8,480,000        5,321,200
   Insight Midwest
     10.50% 11/1/10                                     250,000          273,125
+**Lin Holdings 10.00% 3/1/08                         1,725,000        1,082,438
   Mediacom Broadband
     11.00% 7/15/13                                   3,540,000        3,911,700
   Northland Cable Television
     10.25% 11/15/07                                  1,895,000        1,653,388
  +Telewest Communications
     11.25% 11/1/08                                   2,640,000        1,795,200
                                                                     -----------
                                                                      50,770,760
                                                                     -----------
Chemicals - 3.67%
  +Avecia 11.00% 7/1/09                               3,070,000        3,070,000
   IMC Global 6.55% 1/15/05                           4,885,000        4,627,540
   Lyondell Chemical
     9.875% 5/1/07                                    2,825,000        2,810,875
     110.875% 5/1/09                                  1,185,000        1,099,088
   MacDermid 9.125% 7/15/11                           2,390,000        2,473,650
                                                                     -----------
                                                                      14,081,153
                                                                     -----------
Computers & Technology- 2.46%
  +Asat Finance 12.50% 11/1/06                        3,935,750        2,381,129
  +ChipPAC International 12.75% 8/1/09                1,950,000        1,979,250
  +Seagate Technology 144A
     12.50% 11/15/07                                  4,475,000        5,079,125
                                                                     -----------
                                                                       9,439,504
                                                                     -----------
Consumer Products-4.39%
   Albecca 10.75% 8/15/08                             2,500,000        2,746,875
  +American Greetings 11.75% 7/15/08                  3,715,000        3,742,862
   Coinmach 11.75% 11/15/05                           2,750,000        2,846,250
***Derby Cycle 10.00% 5/15/08                         2,052,863          423,403
  +Elizabeth Arden 11.75% 2/1/11                      2,075,000        1,960,875
   Remington Arms 9.50% 12/1/03                       2,550,000        2,502,188
  +Salton 12.25% 4/15/08                              2,500,000        2,600,000
                                                                     -----------
                                                                      16,822,453
                                                                     -----------

Statement

Delaware Delchester Fund

                                                      Principal         Market
                                                       Amount           Value
Corporate Bonds (continued)
Electronics & Electrical Equipment - 0.50%
 +Flextronics International
    9.875% 7/1/10                                   $ 1,790,000     $ 1,942,150
                                                                      1,942,150
                                                                    -----------
Energy - 3.63%
 +AmeriGas Partners 8.875% 5/20/11                    1,875,000       1,921,875
  Cross Timbers Oil 9.25% 4/1/07                      2,000,000       2,100,000
  Denbury Management 9.00% 3/1/08                       520,000         488,800
  Denbury Resources 9.00% 3/1/08                        280,000         263,200
  Grant Prideco 9.625% 12/1/07                        1,880,000       1,880,000
  Mission Energy 13.50% 7/15/08                       3,070,000       3,415,375
  Ocean Rig Norway 10.25% 6/1/08                      2,300,000       2,058,500
  Sesi 144A 8.875% 5/15/11                            1,900,000       1,797,875
                                                                    -----------
                                                                     13,925,625
                                                                    -----------
Environmental Services - 2.10%
  Allied Waste North America
    8.50% 12/1/08                                     7,850,000       8,046,250
                                                                    -----------
                                                                      8,046,250
                                                                    -----------

Food, Beverage & Tobacco - 6.99%
 +Advantica Restaurant
    11.25% 1/15/08                                    5,610,000       4,186,463
 +CKE Restaurants 9.125% 5/1/09                       4,250,000       3,825,000
  Constellation 8.125% 1/15/12                        2,000,000       2,050,000
  Cott Beverages 144A 8.00% 12/15/11                  2,000,000       2,030,000
  Del Monte 9.25% 5/15/11                             2,000,000       2,110,000
  DiGiorgio 10.00% 6/15/07                            4,190,000       4,148,100
  Dimon 9.625% 10/15/11                               2,125,000       2,231,250
  Ingles Markets 144A 8.875% 12/1/11                  1,600,000       1,600,000
  Marsh Supermarket 8.875% 8/1/07                     2,050,000       2,065,375
  National Wine & Spirits
    10.125% 1/15/09                                   2,490,000       2,552,250
                                                                    -----------
                                                                     26,798,438
                                                                    -----------
Healthcare & Pharmaceuticals - 6.73%
  Amerisource Bergen 8.125% 9/1/08                    2,625,000       2,756,250
  Coventry Health 144A 8.125% 2/15/12                 1,000,000       1,022,500
  Davita 144A 9.25% 4/15/11                           2,700,000       2,868,750
  Extendicare Health Services
    9.35% 12/15/07                                    2,195,000       2,008,425
  Fresensius Medical Care TOPrS
    9.00% 12/1/06                                     3,815,000       3,986,675
  Healthsouth 10.75% 10/1/08                          2,300,000       2,507,000
 +Kinetic Concepts 9.625% 11/1/07                     4,695,000       4,812,375
  Magellan Health Services 144A
    9.375% 11/15/07                                   1,250,000       1,243,750
  Radiologix 144A 10.50% 12/15/08                     2,000,000       1,995,000
  Triad Hospitals 11.00% 5/15/09                      1,425,000       1,588,875
  US Oncology 144A 9.625% 2/1/12                      1,000,000       1,000,000
                                                                    -----------
                                                                     25,789,600
                                                                    -----------
Healthcare Reits -1.10%
  Nationwide Health Properties
    7.06% 12/5/06                                     2,775,000       2,676,987
  Senior Housing Trust 8.625% 1/15/12                 1,500,000       1,545,000
                                                                    -----------
                                                                      4,221,987
                                                                    -----------

                                                      Principal        Market
                                                       Amount          Value
Corporate Bonds (continued)
Hotel Reits - 0.67%
  Meristar Hospitality 144A
    10.50% 6/15/09                                   $2,455,000     $ 2,590,025
                                                                     ----------
                                                                      2,590,025
                                                                     ----------
Industrial Machinery - 1.18%
  Briggs & Stratton 8.875% 3/15/11                    3,100,000       3,286,000
  +National Equipment 10.00% 11/30/04                 1,360,000       1,230,800
                                                                     ----------
                                                                      4,516,800
                                                                     ----------

Leisure, Lodging & Entertainment-7.92%
   Alliance Gaming 10.00% 8/1/07                      2,700,000       2,851,875
   American Restaurant 11.50% 11/1/06                 1,231,000         929,405
   Argosy Gaming 10.75% 6/1/09                        1,625,000       1,811,875
   Bally Total Fitness 9.875% 10/15/07                1,145,000       1,179,350
   Extended Stay America
     9.875% 6/15/11                                   2,950,000       3,068,000
   La Quinta Inn
     7.25% 3/15/04                                    1,245,000       1,234,106
    +7.40% 9/15/05                                    2,100,000       2,073,750
   Mohegan Tribal Gaming
     8.375% 7/1/11                                    3,800,000       3,914,000
   Park Place Entertainment
     9.375% 2/15/07                                   2,745,000       2,909,700
   Regal Cinemas 144A 9.375% 2/1/12                   2,575,000       2,626,500
+**Six Flags 10.00% 4/1/08                            3,080,000       2,818,200
   Six Flags 144A 8.75% 2/1/10                          975,000         971,529
   Wheeling Island Gaming 144A
     10.125% 12/15/09                                 3,820,000       3,972,800
                                                                     ----------
                                                                     30,361,090
                                                                     ----------
Metals & Mining - 0.90%
   Jorgensen Earle 9.50% 4/1/05                       3,470,000       3,435,300
                                                                     ----------
                                                                      3,435,300
                                                                     ----------
Miscellaneous - 0.48%
   Stewart Enterprises 10.75% 7/1/08                  1,700,000       1,853,000
                                                                     ----------
                                                                      1,853,000
                                                                     ----------
Packaging & Containers - 2.25%
   AEP Industries 9.875% 11/15/07                     3,290,000       3,273,550
   Plastipak 144A 10.75% 9/1/11                       1,675,000       1,800,625
   Portola Packaging 10.75% 10/1/05                   2,675,000       2,474,375
   Stone Container 9.25% 2/1/08                       1,000,000       1,075,000
                                                                     ----------
                                                                      8,623,550
                                                                     ----------
Paper & Forest Products - 1.35%
   Ainsworth Lumber 144A
     13.875% 7/15/07                                  2,750,000       2,928,750
   Appleton Papers 144A
     12.50% 12/15/08                                  1,400,000       1,330,000
   Pacifica Papers 10.00% 3/15/09                       850,000         911,625
                                                                     ----------
                                                                      5,170,375
                                                                     ----------

Statement
  of Net Assets (continued)

Delaware Delchester Fund
                                                      Principal           Market
                                                       Amount             Value
Corporate Bonds (continued)
Retail - 4.11%
  Avado Brands
    9.75% 6/1/06                                    $ 1,050,000     $   627,375
    11.75% 6/15/09                                    7,670,000       1,188,850
  +J Crew 10.375% 10/15/07                            4,705,000       3,934,556
  +Office Depot 10.00% 7/15/08                        2,995,000       3,249,575
  Petco Animal Supplies 144A
    10.75% 11/1/11                                    3,025,000       3,161,125
  Saks 7.00% 7/15/04                                  3,755,000       3,586,025
                                                                    -----------
                                                                     15,747,506
                                                                    -----------
Telecommunications - 7.86%
 **Alamosa Holding 12.875% 2/15/10                    3,415,000       1,827,025
 **Allegiance Telecom 11.375% 2/15/08                 6,525,000       2,316,375
  +American Tower 9.375% 2/1/09                       1,775,000       1,269,125
+**Crown Castle 10.375% 5/15/11                       2,000,000       1,050,000
 **Horizon PCS 14.00% 10/1/10                         2,000,000         920,000
    Horizon PCS 144A 13.75% 6/15/11                     340,000         317,050
    Level 3 Communications
    **10.50% 12/1/08                                  2,182,000         512,770
      11.00% 3/15/08                                  2,050,000         891,750
  Metromedia Fiber 10.00% 12/15/09                    2,365,000         792,275
  +Nextel Communications
     9375% 11/15/09                                   4,495,000       3,303,824
***Nextel International 12.75% 8/1/10                 6,820,000         630,850
 **Nextel Partners 14.00% 2/1/09                      3,810,000       2,295,525
   Nextel Partners 144A 12.50% 11/15/09                 490,000         411,600
   Panamsat 144A 8.50% 2/1/12                         2,925,000       2,932,313
   Paxson Communications
     10.75% 7/15/08                                   2,300,000       2,438,000
+**SBA Communications 12.00% 3/1/08                   3,805,000       2,530,325
   Time Warner Telecommunications
     9.75% 7/15/08                                    1,670,000       1,160,650
 **Ubiquitel 14.00% 4/15/10                           6,165,000       2,959,199
***Williams Communications
     11.70% 8/1/08                                    5,490,000       1,564,650
                                                                    -----------
                                                                     30,123,306
                                                                    -----------
Textiles, Apparel & Furniture - 2.53%
  +Interface 9.50% 11/15/05                           2,675,000       2,568,000
   Interface 144A 10.375% 2/1/10                        905,000         942,331
  +Levi Strauss
     6.80% 11/1/03                                    2,630,000       2,491,925
    +11.625% 1/15/08                                  3,695,000       3,695,000
                                                                    -----------
                                                                      9,697,256
                                                                    -----------
 Transportation & Shipping - 1.90%
   Atlas Air 10.75% 8/1/05                            2,250,000       2,058,750
   Hornbeck-Leevac 10.625% 8/1/08                     1,025,000       1,040,375
   Hornbeck-Leevac 144A 10.625 8/1/08                 2,075,000       2,106,125
   Teekay Shipping 8.875% 7/15/11                     1,990,000       2,074,575
                                                                    -----------
                                                                      7,279,825
                                                                    -----------

                                                      Principal         Market
                                                        Amount          Value
Corporate Bonds (continued)
Utilities - 5.10%
 +AES 10.25% 7/15/06                                 $3,185,000      $2,755,025
  Avista 9.75% 6/1/08                                 1,075,000       1,129,662
 +Calpine 10.50% 5/15/06                              2,975,000       2,734,584
  CMS Energy 9.875% 10/15/07                          3,985,000       4,314,325
  Kansas Gas & Electricity
    6.20% 1/15/06                                     3,355,000        3,201,57
    6.50% 8/1/05                                      1,250,000       1,210,365
  Midland Funding II 11.75% 7/23/05                   1,000,000       1,089,307

    Orion Power 12.00% 5/1/10                         2,625,000       3,110,625
                                                                    -----------
                                                                     19,545,472
                                                                    -----------
Total Corporate Bonds (cost $350,621,876)                           346,840,329
                                                                    -----------
Foreign Bonds - 1.45%
Brazil - 0.42%
  +Federal Republic of Brazil
   11.00% 8/17/40                                     2,125,000       1,638,375
                                                                    -----------
                                                                      1,638,375
                                                                    -----------
Colombia - 0.52%
  Republic of Columbia 10.00% 1/23/12                 2,075,000       1,986,813
                                                                    -----------
                                                                      1,986,813
                                                                    -----------
Venezuela - 0.51%
  Republic of Venezuela 4.75% 12/18/07                2,714,245       1,947,471
                                                                    -----------
                                                                      1,947,471
                                                                    -----------
Total Foreign Bonds (cost $5,707,425)                                 5,572,659
                                                                    -----------
                                                      Number of
                                                       Shares
Preferred Stocks - 6.48%

  CSC Holdings PIK 11.75%                                92,400       9,956,103
 +Dobson PIK 12.25%                                       3,825       3,413,447
  Intermedia Communications PIK 13.50%                    5,135       5,353,143
  Nextel Communications PIK 13.00%                        7,441       3,813,564
  Pegasus Communications PIK 12.75%                           1             881
  Rural Cellular PIK 11.375%                              3,031       2,308,194
                                                                    -----------
                                                                     24,845,332
                                                                    -----------
Convertible Preferred Stock - 0.01%
  *Global Crossing 7.00%                                 16,000          26,000
                                                                    -----------
Total Convertible Preferred Stock
  (cost $4,000,000)                                                      26,000
                                                                    -----------
Warrants - 0.06%
  *Chesapeake Energy                                     19,600             196
  *Electronic Retailing System                           13,200             132
  *Horizon PCS                                            7,300         219,913
  *KMC Telecom Holdings                                  14,000             140
  *Nextel International                                  11,200             112
                                                                    -----------
Total Warrants (cost $1,331,282)                                        220,493
                                                                    -----------

Statement
  of Net Assets (continued)

Delaware Delchester Fund
                                                      Principal          Market
                                                        Amount           Value
Repurchase Agreements - 0.66%
With BNP Paribas 1.90% 2/1/02
(dated 1/31/02, collateralized
     by $303,000 U.S. Treasury Notes
     6.375% due 4/30/02, market value
     $310,817 and $303,000 U.S. Treasury
     Notes 6.625% due 5/31/02, market value
     $310,749 and $291,000 U.S. Treasury
     Notes 6.25% due 8/31/02,
     market value $306,295)                            $908,000        $908,000
  With JP Morgan Chase 1.88% 2/1/02
     (dated 1/31/02, collateralized by
     $714,000 U.S. Treasury Notes
     3.25% due 12/31/03,
     market value $718,701)                             701,000         701,000
  With UBS Warburg 1.88% 2/1/02
     (dated 1/31/02, collateralized by
     $647,000 U.S. Treasury Bills due
     2/7/02, market value $646,520 and
     $274,000 U.S. Treasury Notes 3.875%
     due 6/30/03, market value $279,482)                907,000         907,000
                                                                   ------------
 Total Repurchase Agreements
  (cost $2,516,000)                                                   2,516,000

 Total Market Value of Securities -101.29%
  (cost $401,010,384)                                               388,347,364
 Liabilities Net of Receivables and
  Other Assets - (1.29%)                                             (4,957,956)
 Net Assets Applicable to 129,247,923
  Shares Outstanding -100.00%                                      $383,389,408
                                                                   ------------
 Net Asset Value - Delaware Delchester Fund
  Class A ($249,558,496/84,179,930 Shares)                                $2.96
                                                                          -----
 Net Asset Value - Delaware Delchester Fund Class B
  ($105,577,414/35,548,482 Shares)                                        $2.97
                                                                          -----
 Net Asset Value - Delaware Delchester Fund Class C
  ($14,712,743/4,953,394 Shares)                                          $2.97
                                                                          -----
 Net Asset Value - Delaware Delchester Fund
  Institutional Class ($13,540,755/4,566,117 Shares)                      $2.97
                                                                          -----

Components of Net Assets at January 31, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                            $1,155,813,948
Accumulated net investment loss                                      (2,158,191)
Accumulated net realized loss on investments                       (755,505,613)
Net unrealized depreciation of investments                          (14,760,736)
                                                                 --------------
Total net assets                                                   $383,389,408
                                                                 --------------

  +Security is partially or fully on loan.

  *Non-income producing security for the period ended January
   31, 2002.

 **Zero coupon bond as of January 31, 2002. The interest rate shown is the step-up rate.

***Non-income producing security. Security is currently in default.

Summary of Abbreviations
   PIK - Payment in kind
   TOPrS - Trust Originated Preferred Securities

Net Asset Value and Offering Price Per Share -
  Delaware Delchester Fund
Net asset value Class A (A)                                               $2.96
Sales charge (4.75% of offering price or 5.07% of the
  amount invested per share) (B)                                           0.15
                                                                          -----
Offering price                                                            $3.11
                                                                          -----

(A) Net asset value per share, as illustrated, is the estimated amount, which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

    See accompanying notes

Statement
  of Assets and Liabilities

Delaware Delchester Fund
January 31, 2002 (Unaudited)

Assets:
  Investments at market (cost $401,010,384)       $388,3476,364
  Receivables for securities sold                    25,786,324
  Interest receivable                                 7,728,799
  Cash                                                2,506,457
  Subscriptions receivable                               87,349
  Dividend receivable                                    63,808
  Other assets                                           17,848
                                                   ------------
  Total assets                                      424,537,590
                                                   ------------


Liabilities:
  Payables for securities purchased                  39,121,495
  Liquidations payable                                1,608,458
  Accrued expenses                                      438,589
                                                   ------------
  Total liabilities                                  41,148,542
                                                   ------------

Total Net Assets                                   $383,389,408
                                                   ============



See accompanying notes

Statement
  of Operations

Delaware Delchester Fund
Six Months Ended January 31, 2002 (Unaudited)

 Investment Income:
  Interest                                                          $20,536,689
  Dividends                                                           1,562,526
  Security Lending                                                      101,243          $22,200,458
                                                                    -----------          -----------

Expenses:
  Management fees                                                     1,311,331
  Distribution expense - Class A                                        356,96o
  Distribution expense - Class B                                        556,991
  Distribution expense - Class C                                         77,177
  Dividend disbursing and transfer agent fees and expenses              377,900
  Accounting and administration fees                                     82,450
  Reports and statements to shareholders                                 40,000
  Professional fees                                                      30,300
  Custodian fees                                                         20,449
  Registration fees                                                       9,000
  Trustees' fees                                                          8,200
  Taxes (other than taxes on income)                                      1,560
  Other                                                                  42,516            2,914,834
                                                                    -----------          -----------
  Less expenses paid indirectly                                                              (17,254)
                                                                                         -----------
  Total expenses                                                                           2,897,580
                                                                                         -----------
 Net investment income                                                                    19,302,878
                                                                                         -----------
 Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                                       (22,654,339)
  Net change in unrealized appreciation/depreciation of investments                        2,828,373
                                                                                         -----------
 Net Realized and Unrealized Loss on Investments                                         (19,825,966)
                                                                                         -----------
 Net Decrease in Net Assets Resulting from Operations                                    $  (523,088)
                                                                                         ===========

 See accompanying notes

Statements
  of Changes in Net Assets

Delaware Delchester Fund

                                                                                               Six Months
                                                                                                 Ended          Year Ended
                                                                                                 1/31/02          7/31/01
                                                                                               (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                       $ 19,295,948     $ 64,387,069
  Net realized loss on investments                                                             (22,647,409)    (278,445,470)
  Net change in unrealized appreciation of investments                                           2,828,373       82,796,819
                                                                                              ------------     ------------
  Net decrease in net assets resulting from operations                                            (523,088)    (131,261,582)
                                                                                              ------------     ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                                    (12,775,190)     (43,129,369)
    Class B                                                                                     (5,038,210)     (17,030,137)
    Class C                                                                                       (696,401)      (2,455,855)
    Institutional Class                                                                           (721,416)      (2,304,256)
                                                                                              ------------     ------------
                                                                                              (19,231,217)     (64,919,617)
                                                                                              ------------     ------------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                                     19,788,882       43,308,242
    Class B                                                                                      8,242,489       23,221,703
    Class C                                                                                      1,320,671        4,125,867
    Institutional Class                                                                          2,648,601       22,498,919

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                      6,260,385       19,761,264
    Class B                                                                                      1,950,884        6,263,307
    Class C                                                                                        347,079        1,205,494
    Institutional Class                                                                            719,042        2,280,426
                                                                                              ------------     ------------
                                                                                                41,278,033      122,665,222
                                                                                              ------------     ------------
  Cost of shares repurchased:
    Class A                                                                                    (42,479,657)    (141,879,299)
    Class B                                                                                    (17,521,495)     (65,748,601)
    Class C                                                                                     (3,043,252)     (14,530,455)
    Institutional Class                                                                         (9,253,195)     (18,149,016)
                                                                                              ------------     ------------
                                                                                               (72,297,599)    (240,307,371)
                                                                                              ------------     ------------
Decrease in net assets derived from capital share transactions                                 (31,019,566)    (117,642,149)
                                                                                              ------------     ------------
Net Decrease in Net Assets                                                                     (50,773,871)    (313,823,348)

Net Assets:
  Beginning of period                                                                          434,163,279      747,986,627
                                                                                              ------------     ------------
  End of period                                                                               $383,389,408     $434,163,279
                                                                                              ============     ============

See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  Delaware Delchester Fund Class A
                                                                Six Months
                                                                  Ended                          Year Ended
                                                                 1/31/02     7/31/01    7/31/00   7/31/99     7/31/98    7/31/97
                                                               (Unaudited)(1)

Net asset value, beginning of period                               $3.110     $4.390     $5.540    $6.650      $6.570      $6.140

Income (loss) from investment operations:
Net investment income (2)                                           0.149      0.432      0.524     0.597       0.608       0.598

Net realized and unrealized gain (loss) on investments             (0.149)    (1.276)    (1.155)   (1.102)      0.070       0.430
                                                                   ------     ------     ------    ------       -----       -----
Total from investment operations                                    0.000     (0.844)    (0.631)   (0.505)      0.678       1.028
                                                                   ------     ------     ------    ------       -----       -----
Less dividends and distributions:
From net investment income                                         (0.150)    (0.436)    (0.519)   (0.605)     (0.598)     (0.598)
                                                                   ------      -----     ------    ------      ------      ------
Total dividends and distributions                                  (0.150)    (0.436)    (0.519)   (0.605)     (0.598)     (0.598)
                                                                   ------      -----     ------    ------      ------      ------

Net asset value, end of period                                     $2.960     $3.110     $4.390    $5.540      $6.650      $6.570
                                                                   ======     ======      =====     =====      ======      ======

Total return (3)                                                    0.06%    (20.22%)   (11.93%)   (7.65%)     10.73%      17.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $249,558   $278,975   $485,581  $813,787  $1,060,136  $1,030,328
Ratio of expenses to average net assets                             1.22%      1.25%      1.27%     1.10%       1.06%       1.04%
Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly                1.22%      1.33%      1.30%     1.10%       1.06%       1.04%
Ratio of net investment income to average net assets                9.78%     11.63%     10.55%    10.12%       9.16%       9.48%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly          9.78%     11.55%     10.52%    10.12%       9.16%       9.48%
Portfolio turnover                                                   399%       294%        82%       85%        117%        154%


(1)  Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2001 and 2000, and the six months ended January 31, 2002.

(3) Total investment return is based on the change in net assets value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.004, increase net realized and unrealized gains and losses per share by 0.004 and decrease the ratio of net investment income to average net assets 0.29%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Delchester Fund Class B
                                                                Six Months
                                                                  Ended                          Year Ended
                                                                 1/31/02     7/31/01    7/31/00   7/31/99     7/31/98    7/31/97
                                                               (Unaudited)(1)

Net asset value, beginning of period                               $3.120     $4.390     $5.540    $6.650      $6.570      $6.140

Income (loss) from investment operations:
Net investment income (2)                                           0.138      0.405      0.487     0.557       0.556       0.550

Net realized and unrealized gain (loss) on investments             (0.149)    (1.270)    (1.154)   (1.103)      0.072       0.430
                                                                   ------     ------     ------    ------       -----       -----
Total from investment operations                                   (0.011)    (0.865)    (0.667)   (0.546)      0.628       0.980
                                                                   ------     ------     ------    ------       -----       -----

Less dividends and distributions:
From net investment income                                         (0.139)    (0.405)    (0.483)   (0.564)     (0.548)     (0.550)
                                                                   ------     ------     ------    ------       -----       -----
Total dividends and distributions                                  (0.139)    (0.405)    (0.483)   (0.564)     (0.548)     (0.550)
                                                                   ------     ------     ------    ------       -----       -----

Net asset value, end of period                                     $2.970     $3.120     $4.390    $5.540      $6.650      $6.570
                                                                   ======     ======      =====     =====      ======      ======

Total return (3)                                                    0.01%    (20.85%)   (12,57%)   (8.34%)      9.91%      16.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $105,577   $118,235   $208,784  $349,960    $376,463    $273,499
Ratio of expenses to average net assets                             1.95%      1.98%      2.00%     1.85%       1.81%       1.79%
Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly                1.95%      2.06%      2.03%     1.85%       1.81%       1.79%
Ratio of net investment income to average net assets                9.05%     10.90%      9.82%     9.37%       8.41%       8.73%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly          9.05%     10.82%      9.79%     9.37%       8.41%       8.73%
Portfolio turnover                                                   399%       294%        82%       85%        117%        154%

(1)  Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2001 and 2000, and the six months ended January 31, 2002.

(3) Total investment return is based on the change in net assets value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002, was to decrease net investment income per share by 0.004, increase net realized and unrealized gains and losses per share by
0.004 and decrease the ratio of net investment income to average net assets 0.29%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  Delaware Delchester Fund Class C
                                                                Six Months
                                                                  Ended                          Year Ended
                                                                 1/31/02     7/31/01    7/31/00   7/31/99     7/31/98    7/31/97
                                                               (Unaudited)(1)

Net asset value, beginning of period                               $3.120     $4.390     $5.540    $6.650      $6.570      $6.140

Income (loss) from investment operations:
Net investment income (2)                                           0.138      0.405      0.487     0.566       0.555       0.550

Net realized and unrealized gain (loss) on investments             (0.149)    (1.270)    (1,154)   (1.111)      0.073       0.430
                                                                   ------     ------     ------    ------       -----       -----
Total from investment operations                                   (0.011)    (0.865)    (0.667)   (0.545)      0.628       0.980
                                                                   ------     ------     ------    ------       -----       -----

Less dividends and distributions:
From net investment income                                         (0.139)    (0.405)    (0.483)   (0.565)     (0.548)     (0.550)
                                                                   ------     ------     ------    ------       -----       -----
Total dividends and distributions                                  (0.139)    (0.405)    (0.483)   (0.565)     (0.548)     (0.550)
                                                                   ------     ------     ------    ------       -----       -----

Net asset value, end of period                                     $2.970     $3.120     $4.390    $5.540      $6.650      $6.570
                                                                   ======     ======      =====     =====      ======      ======

Total return (3)                                                    0.01%    (20.85%)   (12,57%)   (8.34%)      9.91%      16.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $14,713    $16,841    $33,871   $62,613     $50,945     $19,094
Ratio of expenses to average net assets                             1.95%      1.98%      2.00%     1.85%       1.81%       1.79%
Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly                1.95%      2.06%      2.03%     1.85%       1.81%       1.79%
Ratio of net investment income to average net assets                9.05%     10.90%      9.82%     9.37%       8.41%       8.73%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly          9.05%     10.82%      9.79%     9.37%       8.41%       8.73%
Portfolio turnover                                                   399%       294%        82%       85%        117%        154%

(1)  Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2001 and 2000, and the six months ended January 31, 2002.

(3) Total investment return is based on the change in net assets value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.004, increase net realized and unrealized gains and losses per share by 0.004 and decrease the ratio of net investment income to average net assets 0.29%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              Delaware Delchester Fund Institutional Class

                                                                Six Months
                                                                  Ended                          Year Ended
                                                                 1/31/02     7/31/01    7/31/00   7/31/99     7/31/98    7/31/97
                                                               (Unaudited)(1)

Net asset value, beginning of period                               $3.110     $4.390     $5.540    $6.650      $6.570      $6.140

Income (loss) from investment operations:
Net investment income (2)                                           0.153      0.442      0.538     0.613       0.620       0.614

Net realized and unrealized gain (loss) on investments             (0.139)    (1.277)    (1.156)   (1.104)      0.075       0.429
                                                                   ------     ------     ------    ------       -----       -----
Total from investment operations                                    0.014     (0.835)    (0.618)   (0.491)      0.695       1.043
                                                                   ------     ------     ------    ------       -----       -----

Less dividends and distributions:
From net investment income                                         (0.154)    (0.445)    (0.532)   (0.619)     (0.615)     (0.613)
                                                                   ------     ------     ------    ------       -----       -----
Total dividends and distributions                                  (0.154)    (0.445)    (0.532)   (0.619)     (0.615)     (0.613)
                                                                   ------     ------     ------    ------       -----       -----

Net asset value, end of period                                     $2.970     $3.110     $4.390    $5.540      $6.650      $6.570
                                                                   ======     ======      =====     =====      ======      ======

Total return (3)                                                    0.54%    (19.98%)   (11.70%)   (7.42%)     11.00%      17.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $13,541    $20,112    $19,751   $38,687     $53,673     $44,065
Ratio of expenses to average net assets                             0.95%      0.98%      1.00%     0.85%       0.81%       0.79%
Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly                0.95%      1.06%      1.03%     0.85%       0.81%       0.79%
Ratio of net investment income to average net assets               10.05%     11.90%     10.82%    10.37%       9.41%       9.73%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly         10.05%     11.82%     10.79%    10.37%       9.41%       9.73%
Portfolio turnover                                                   399%       294%        82%       85%        117%        154%

(1)  Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2001 and 2000, and the six months ended January 31, 2002.

(3) Total investment return is based on the change in net assets value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.004, increase net realized and unrealized gains and losses per share by 0.004 and decrease the ratio of net investment income to average net assets 0.29%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


See accompanying notes

Notes
  to Financial Statements

Delaware Delchester Fund
January 31, 2002 (Unaudited)

Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware Delchester Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and offered for sale exclusively to a limited group of investors.

The investment objective of the fund is to seek as high a current income as is consistent with providing reasonable safety.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle -- As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all discount or premium on debt securities. Prior to August 1, 2001, the Fund did not amortize all premiums and discounts on debt securities for financial reporting purposes, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $2,742,981 reduction in cost of securities and a corresponding $2,742,981 increase in net unrealized appreciation, based on securities held by the Fund on August 1, 2001.

In addition, effective August 1, 2001, the Fund adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage -- and asset-backed securities to be recorded as an adjustment to interest income. Prior to July 31, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of this change for the period ended January 31, 2002 was a decrease in net investment income of $577,538, decrease in net unrealized appreciation of $4,840,784 and an increase in net realized gains of $5,418,322. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gains on investments, if any, twice a year.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $4,842 for the period ended January 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended January 31, 2002 were approximately $12,412. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

Delaware Delchester Fund

Notes
  to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services for the Fund. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At January 31, 2002, the Fund had liabilities payable to affiliates as follows:

Investment management fees payable to DMC                         $35,541

Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC                   $112,384

Other expenses payable to DMC and affiliates                     $178,574

For the period ended January 31, 2002, DDLP earned $11,365 for commissions on sales of the Fund Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the period ended January 31, 2002, the Fund made purchases of $770,924,075 and sales of $767,468,441 of investment securities other than U.S. government securities and temporary cash investments.

At January 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At January 31, 2002, the cost of investments was $401,010,385. At January 31, 2002, net unrealized depreciation was $12,663,020 of which $12,185,815 related to unrealized appreciation of investments and $24,848,835 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the year ending December 31, 2001 and 2000 were as follows:

                                         2001            2000

Ordinary income                      $19,231,217     $64,919,617
                                     -----------     -----------
Total                                $19,231,217     $64,919,617
                                     ===========     ===========

As of January 31, 2002, the components of net assets on a tax basis were as follows:

 Paid in capital                            $1,155,813,948
 Net investment income                           1,155,485
 Net realized loss                            (235,913,226)
 Capital loss carryforwards                   (533,962,318)
 Post-October losses                             8,958,539
 Unrealized appreciation on
   investments and foreign currency            (12,663,020)
                                            --------------
 Net Assets                                 $  383,389,408
                                            ==============

The Fund's capital loss carryforwards may be applied against future capital gains. Such capital loss carryforwards expire as follows: 2002 -- $3,628,131, 2003 -- $87,593,579, 2007--$10,982,838, 2008 -- $147,703,776 and 2009 --
$284,053,994.

Post-October losses represent losses realized on investments transactions from November 1, 2001 through December 31, 2001, that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
                                      Six Months       Year
                                        Ended          Ended
                                        1/31/02      7/31/01
Shares sold:
  Class A                             6,570,545     11,648,957
  Class B                             2,733,082      6,299,177
  Class C                               438,137      1,098,370
  Institutional Class                   866,985      6,261,392

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                             2,096,977      5,415,316
  Class B                               652,265      1,713,060
  Class C                               116,045        328,279
  Institutional Class                   240,338        631,700
                                    -----------    -----------
                                     13,714,374     33,396,251
                                    -----------    -----------

Shares repurchased:
  Class A                           (14,077,009)   (38,066,983)
  Class B                            (5,788,469)   (17,615,271)
  Class C                            (1,005,718)    (3,735,373)
  Institutional Class                (3,002,541)    (4,929,578)
                                    -----------    -----------
                                    (23,873,737)   (64,347,205)
                                    -----------    -----------
Net decrease                        (10,159,363)   (30,950,954)
                                    ===========    ===========

Delaware Delchester Fund

Notes
  to Financial Statements (continued)

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of January 31, 2002, or at anytime during the period.

7. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JP Morgan Chase. Security Loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to l00% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top tiers by Standard & Poors Rating Group or Moody's Investor Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at January 31, 2002 was $68,178,628 and $69,946,852 respectively.

8. Credit and Market Risk

The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Delaware Investments
   Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund
Foundation Funds
    Delaware Balanced Portfolio
    Delaware Growth Portfolio
    Delaware Income Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund Delaware

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware Investments(SM)
------------------------
A member of Lincoln Financial Group (R)


This semi-annual report is for the information of Delaware Delchester Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Delchester Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Board of Trustees
Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

John A. Fry
Executive Vice President
University of Pennsylvania
Philadelphia, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

Affiliated Officers
William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA



Contact Information
Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For Shareholders
800 523-1918

For Securities Dealers and Financial
Institutions Representatives Only
800 362-7500

Website
www.delawareinvestments.com


(5679)                                                        Printed in the USA
SA-024 [1/02] CG 3/02                                          (J7925/EXP: 9/02)